PG&E

Investor Conference
March 1, 2010
Corporation
®
This presentation is not complete without the accompanying statements made by management on March 1, 2010.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com
 Exhibit 99

March 1, 2010 2:00pm - 5:00pm: Presentation
• PG&E’s Investment Case
 Peter A. Darbee
 Chairman, CEO and President
 PG&E Corporation
• PG&E’s Operational Outlook
 Chris Johns
 President
 Pacific Gas and Electric Company
• PG&E’s Financial Outlook
 Kent Harvey
 Senior Vice President and Chief Financial Officer
 PG&E Corporation

March 1, 2010 5:00pm - 6:00 pm: Reception
Agenda

3

This presentation contains management’s guidance for PG&E Corporation’s 2010 and 2011 earnings per share from operations, projections of Pacific Gas and
Electric Company’s (Utility) capital expenditures, rate base and rate base growth, and projections of PG&E Corporation’s and the Utility’s financing needs.
These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, and similar events that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
• the impact of storms, earthquakes, floods, drought, wildfires, disease and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand, or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative technologies that enable customers to increase their reliance on self-
 generation, or other reasons;
• the occurrence of unplanned outages at the Utility’s two nuclear generating units at Diablo Canyon, the availability of nuclear fuel, the outcome of the
 Utility’s application to renew the operating licenses for Diablo Canyon, and potential changes in laws or regulations with respect to the storage of spent nuclear fuel, security, safety or other matters associated with the operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility earns incentive revenues or incurs obligations under incentive ratemaking mechanisms;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• whether the new wholesale electricity markets in California will continue to function effectively and whether the Utility can successfully implement “dynamic pricing” for its electricity customers;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and
 Exchange Commission.
Cautionary Language Regarding
Forward-Looking Statements

®
PG&E’s
Investment Case

Peter Darbee
Chairman, Chief Executive Officer
and President
PG&E Corporation

PCG: Key Takeaways
 We have a solid strategy
   - customer focus
   - excellence in operations
    - strong regulatory relations
     - environmentally responsible
       - community oriented
 We execute on our strategy
   - a proven management team
    - delivering consistent solid results
    for our customers and shareholders

PCG Investment Case
Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend

OUR VISION

The leading utility in the United States

OUR GOALS

Delighted Customers
Energized Employees
Rewarded Shareholders
Environmental Leadership

OUR STRATEGIES

Customer Focus
Operational Excellence

OUR VALUES

- We act with integrity and communicate honestly and openly
- We are passionate about meeting our customers' needs and delivering for our shareholders
- We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities
- We work together as a team and are committed to excellence and innovation
- We respect each other and celebrate our diversity

PG&E®

Vision & Values

2009 Report Card
** Measured by OSHA Recordable Injuries
$3.21
$3.9 B
2.38 cases
Earnings from Operations*
Capital Expenditures
15% Reduction in Injuries**
On Time, On Budget Execution
$3.15 - $3.25
$3.6 to $3.7 B
2.76 cases / 200,000 hours
SmartMeterTM
Gateway Generating Station
Nuclear Projects
New Gas Fired Facilities
(on line in 2010)
Our Plan
Our Results
* Reg G reconciliation to GAAP for 2009 EPS from Operations available in Appendix and at www.pge-corp.com

Analysts’ Top Questions
Do you foresee any change in your regulatory environment?
What is the impact of the California economy on PG&E?
What is the outlook for your General Rate Case?
What is your long-term earnings growth trajectory?

CPUC and Regulation
“No matter how one looks at it,
California will have to make
significant investments in
transmission and power plants, be
they conventional or renewable, to
meet the demands of a growing
population and economy.”
(President Peevey, June 23, 2009)
“We want to actually work with the
people of the state of California, and
the utilities and the sources of
capital, to effect this multi-decade
transformation…”
(Commissioner Bohn, Feb 4, 2010)
“We have a need for critical
infrastructure. It is crucial that
California continue to invest in critical
infrastructure, not only in order to
augment our portfolio of preferred
resources, but also enhance reliability
and help grow the economy”
(Commissioner Simon, Dec 17, 2009)

May Change	Not Likely to Change
RPS Standards for 2020	Decoupling
Cap & Trade Rules	Pass Through of Procurement Costs
CPUC Composition	ROE / Equity Ratio Remains through 2012
	Previously Approved Projects and Contracts
	Emphasis on Energy Efficiency, Renewables and Load Management

Under a new governor, what changes?
Impact of Election

AB 32: Developing Implementation Plan
 33% RPS: Executive Order and Legislation

State Energy Policy

PG&E is sensitive to customer needs
 - Proposing plan to restructure residential
  tiers
  - Making customers aware of options
  to tiered rates
  - Managing revenue changes to keep
  average rates flat in 2011
Customer Environment

Our team delivers results
We understand the regulatory environment and can
work constructively in it
We actively participate in the development of policies
that will shape California’s energy future
We are sensitive to our customers and the economy
Recap

®
Chris Johns
President
Pacific Gas and Electric Company

OSHA Recordable Rate
5.294
4.302
Reduced OSHA Recordable Rate by 52 percent since 2006

Motor Vehicle Incident Rate
6.54
Reduced MVI Rate by 58 percent since 2006
2006
2007

2008 2009
Focus on Safety
Target
Actual
7
6
5
4
3
2
1
0
2.79
7
6
5
4
3
2
1
0
4.48
3.42
6
5
4
3
2
1
0
2006
2007
2008
6
5
4
3
2
1
0
2006
2007
2008
2009
3.241
2.382
2010
2.143
2010
2.51

Improved estimating tool reduced
paperwork by 65%

Information given to crews improved
in actionable content by 60%
Excellence in Operations

1.4
1.3
1.2
1.1
1
2006
2007
2008
2009
2010

30
28
26
24
22
20
18
16
14
12
10
2006
2007
2008
2009
2010

* Excludes major events and planned outages.
** Results reflect severe non-excludablestorms and wildfires experiencedin 2008.

Reliability Performance
Annual CAIDI*
Annual SAIFI*
PG&E’s performance has improved in both the frequency (SAIFI) and duration (CAIDI) of outages
Target
Actual
**

Accelerated Gas Surveys
2009 Target: Survey 1.05 million service
lines on our pipeline
2009 Actual: 1.11 million service lines
surveyed
Result: Greater confidence in the safety and
quality of our gas system

$68 MM
$67 MM
$52 MM
70
65
60
55
50
45
40
35
30
2007
2008
2009

California Economy
PG&E’s bad debt levels stable
Key Drivers:
 Customer Assistance
 Better collections
Uncollectibles Expense
($MM)

95000
90000
85000
80000
2006
2007
2008
2009
2010
2011

Electric Demand
Electric Deliveries
(in millions kWh)
Forecast

Estimated Categories of Capital Spend (2010)	
Reliability	20%
Maintenance	25%
Customer Directed Work	30%
Gas Work	25%

Investment in Infrastructure
Gas & Electric Distribution
Total Estimated Capital Spend (2010): $1.3B

Estimated Categories of Capital Spend (2010)	
System Expansion / Congestion Relief	50%
Maintenance and Replacement	35%
Automation Technology Expansion	10%
New Generation Interconnection	5%

Investment in Infrastructure
Electric Transmission
Total Estimated Capital Spend (2010): $800 MM

Estimated Categories of Capital Spend (2010)	
Pipeline capacity and integrity	50%
Reliability	25%
Environmental Compliance	25%

Investment in Infrastructure
Natural Gas Transmission
Total Estimated Capital Spend (2010): $250 MM

Estimated Categories of Capital Spend (2010)*	
Nuclear (Diablo Canyon Power Plant)	25%
Colusa / Humboldt (construction completion)	35%
Operating Conventional	35%
Fossil Decommisioning	5%

Investment in Infrastructure
Generation
Total Estimated Capital Spend (2010): $750 MM
* Does not include PV Project or Manzana Wind

J D Power Surveys

Electric
Gas
Business Overall Customer Satisfaction Index
Top Quartile
2nd Quartile
3rd Quartile
Bottom Quartile
2006
2007
2008
2009
2010
2006
2007
2008
2009
Residential Overall Customer Satisfaction Index
Top Quartile
2nd Quartile
3rd Quartile
Bottom Quartile
2006
2007
2008
2009
2010
2006
2007
2008
2009

Customer Satisfaction

Outlook for Rates
Proposed narrowing of tier differentials to mitigate high bills
Overall average rates expected to remain flat in 2011
Longer term outlook depends on price of
carbon, natural gas, and renewables

System Average Electric Rates

20.0¢
18.0¢
16.0¢
14.0¢
12.0¢
10.0¢
8.0¢
6.0¢
4.0¢
2.0¢
0.0¢
(¢/kWh)
CPI
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

PG&E®

Electric Rates

Residential Average Monthly Bills by Region

$200
$175
$150
$125
$100
$75
$50
$25
$0
$76.49
$82.64
$83.84
$86.04
$87.75
$101.44
$105.14
$112.95
$115.84
$118.00
$134.74
$199.74
IA, KS, MN, MO, ND, SD
IL, IN, MI, OH, WI
PG&E
AZ, CO, ID, MT, NV, NM, UT, WY
CA, OR, WA
USA
NJ, NY, PA
CT, ME, MA, NH, RI, VT
AL, KY, MS, TN
DE, DC, FL, GA, MD, NC, SC, VA, WV
AR, LA, OK, TX
AK, HI

PG&E

Source: Edison Electric Institute, Statistical Yearbook, Year 2008
Residential Bills

Customer Programs
Family Electric Rate Assistance (FERA):
Low-to middle income households of three
or more pay a lower rate for part of their
electricity usage; If denied for CARE due to
income level, customers are considered for
FERA

Breathe Easy Solutions: The California
Alternative Rates for Energy (CARE)
provides a 20% discount on gas and
electricity services for low-income or newly
unemployed customers and excludes state
imposed energy surcharges

Energy Partners: Provides income- qualified customers free energy education, weatherization measures and energy- efficient appliances to reduce gas and electric usage	Balance Payment Plan: Our billing system will calculate your monthly payment amount based on your average energy use costs
Medical baseline allowance: Allows customers to get additional quantities of energy at the lowest (baseline) price for residential customers	Bill Guaranty: PG&E will accept a cosigner for an eligible customer’s credit deposit.
3rd Party Notification: PG&E will notify you or any other person designated as a third party when the person you're concerned about ever receives a late notice due to an unpaid PG&E bill	Cooling Centers: PG&E provides grants to communities to provide a place for residents to go during times of extreme heat

Energy Efficiency Programs
$1.3B program budget (2010-2012)
126 Programs for Customers
Partnership with Governments
$75 MM in incentive awards in 2008-09
National Recognition:
  EnergySTAR Sustained Excellence Award
  Platts Energy Efficiency Initiative of the Year
  EEI National Key Accounts Customer Service Award

World Class Programs

SmartMeterTM Rollout
SmartMetersTM installed through 2009: 4.5 million
Goal for year-end 2010: 8.0 million installed cumulative
Total Installations: 10 million by mid-2012

Regulatory
• General Rate Case
• Gas Transmission & Storage
• Transmission Owner Case
Key Regulatory Cases

PG&E's 2007 GRC Request	$5.246B	($532 MM increase)
DRA's First Filing	$4.695B	($19 MM decrease)
Adoped Settlement	$5.057B	($251MM increase)

Edison's 2009 GRC Request	$5.199B	($871 MM increase)
Edison's Final Decision	$4.829B	($495 MM increase)

GRC Outlook
GRC Statistics

RPS Progress
Progress towards 2010 goal
Pursuing all opportunities
14.5% delivered from
renewable resources in 2009
Over 6,000 MW in renewables
under contract at end of 2009
Getting to the Goal

Other 2010 Items
Diablo Canyon Relicensing
Remediation of former Manufactured Gas Sites
Taxpayer Right to Vote Act

Positioned for the Future
Excellence in Operations
 Improved Safety Performance
  Increased Productivity
   Higher Reliability
    Capital Spending “On Plan”
     Customer Service Options

 Good Customer Service at a Reasonable Cost

®
PG&E’s
Financial Outlook
Kent Harvey
Senior Vice President and
Chief Financial Officer
PG&E Corporation

2009 Financial Accomplishments
2009 Earnings per share (from Operations): $3.21*
Earned incentive revenues for successful energy
efficiency programs
Managed large CapEx program
Strong cash flow
Highlights
* Reg G reconciliation to GAAP for 2009 EPS from Operations available in Appendix and at www.pge-corp.com

Cost of Capital
Current mechanism extended through 2012
52% equity layer remains in place
11.35% ROE, subject to adjustment based on
Moody’s bond index
Providing Stability for the Future

41

Capital Expenditure Outlook
2009 Investor
Conference
Forecast Range
Low Case $4.0B
High Case $4.6B
Low Case $3.2B
High Case $5.3B
2009
2010
2011
Low
High
$3.6-3.7B
$3.9B
$3.4 - 3.8B
$3.3 - 4.8B
Cap Ex Forecast ($B)
Prior vs. Current
Actual
Low
High

2010	
Gas & Electric Distribution	$1,300	
Conventional Generation	$750	
Common Plant	$265	
Natural Gas Transmission	$250	
Electric Transmission	$800	
SmartMeter™ Program	$535	
	Low	High
Cornerstone Program	$0	$100
PV Project	$0	$160
Manzana Wind Project	$0	$280
Dynamic Pricing	$75	$115
Total	$3,975	$4,555

CapEx Forecast 2010
Capital Expenditure Forecast ($MM)*
Capital Expenditure Forecast ($MM)*
* Excludes tax equity investment outside of the Utility

2011	
	Low	High
Gas & Electric Distribution	$1,375	$1,900
Conventional Generation	$360	$450
Common Plant	$270	$390
Natural Gas Transmission	$215	$235
Electric Transmission	$775	$925
SmartMeter™ Program	$165	
	Low	High
Cornerstone Program	$0	$285
PV Project	$0	$300
Manzana Wind Project	$0	$580
Dynamic Pricing	$0	$35
Total	$3,160	$5,265

PG&E®

CapEx Forecast 2011
Capital Expenditure Forecast ($MM)
Capital Expenditure Forecast ($MM)

* 2009 actual rate base reflects bonus depreciation of approximately $400 million for 2009 as well as a true-up of 2008 bonus depreciation of approximately $100 million. The current forecast ranges for 2010 and 2011 rate base reflect these same items as well as 2010 bonus depreciation of approximately $400 million assumed in the high case only. The previous investor conference forecast reflected none of these items.
Rate Base Growth
2009
Actual
2010
2011
Low Case $21.4B
High Case $21.3B
Low Case $24.0B
High Case $24.4B
$20.1- 20.3B
$22.1- 22.4B
$24.3- 25.4B
Weighted Average Rate Base* ($B)
Low
High
Low
High
2009 Investor
Conference
Forecast Range
$19.8B

45

 Conventional Generation
 Renewable Generation
 SmartGrid Investments
 Energy Storage
 Electric Vehicle Infrastructure
 Transmission for Renewables
Future Capital Opportunities

Energy Efficiency Incentives
Incentive Awards
(pre-tax dollars $MM)
$33.4 MM
$41.5 MM
2008
Actual
2009
Actual
2010
2011
High
Low Case $0 MM
High Case $20 MM
Low Case $0 MM
High Case $30 MM
High

Impact to Cash Flow from Tax
Low Case $0 MM
High Case $400 MM*
Low Case $(10) MM
High Case $340 MM
2010
2011
* Estimate of 2010 bonus depreciation impact, but amount could vary based on actual capital additions

2011
EPS Guidance
$3.85
2008
Actual
2010
$2.95
$3.65
Low
 High
Low
 High
$3.50
$3.35
Earnings per Share from Operations*
Earnings per Share from Operations*
2009
Actual
$3.21
* Reg G reconciliation to GAAP for 2008 and 2009 EPS from Operations, and 2010-2011 EPS Guidance available in Appendix and at www.pge-corp.com

$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
8.4% Growth
2006
2007
2008
2009
2010

Sustainable, comparable dividend
Payout ratio range of 50% - 70%
Dividend growth in line with EPS growth
Dividend Policy
$1.44
$1.68
$1.56
$1.82
$1.32
Annualized Dividends per Share

2010 Low		2010 High	2011 Low		2011 High
Cash from Operations (Total Sources)	2,765	to	3,395	3,355	to	3,930
Primary Uses						
Capital Expenditures	(3,975)	to	(4,555)	(3,160)	to	(5,265)
Dividends*	(675)	to	(725)	(760)	to	(865)
Total Uses	(4,650)	to	(5,280)	(3,920)	to	(6,130)
Uses in Excess of Sources	(1,885)	to	(1,885)	(565)	to	(2,200)
Debt Maturities	0	to	0	(500)	to	(500)
Required Funding	(1,885)	to	(1,885)	(1,065)	to	(2,700)
Financing						
Long-Term Debt Issuances	1,445	to	1,385	705	to	1,845
Equity Needs	150	to	250	430	to	900
Utilization of Cash (Inc ST Borrowing)	290	to	250	(70)	to	(45)
Total Financings and Cash Utilization	1,885		1,885	1,065		2,700

* Includes both common and preferred dividends

PG&E

Cash Flow and Equity Needs
Internal Equity
forecasted to
provide
$100 to $200 MM
per year
(in $MM)

GUIDANCE REFLECTS:
Capital expenditures consistent with low and high case
ranges
Utility earns ROE of at least 11.35%
Ratemaking capital structure maintained at 52% equity
CEE incentives and tax cash flow consistent with high
and low case ranges
Resolution of FERC generator claims in 2011 results in
financing needs partially in 2011 (low case) or entirely in
2012 and beyond (high case)
Financial Assumptions: 2010-2011

Long-Term Forecast
• General Rate Case
• Regulated Capital Opportunities
• Energy Efficiency Incentive Structure
• Holding Company Opportunities
Key Drivers

PCG Investment Case
Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend

®
Conclusion

Sustaining Excellence
10 years from now,
the industry will be different
SmartGrid will be implemented
 Electric Vehicles will be in the marketplace
  Distributed Generation will continue to increase

Planning Ahead: SmartGrid
Automation and Managing Usage
Implementation of Home Area Network
Opportunity for load-shifting
Redundancy helps reliability

100
MPG
5UZU415
Energy CS
PC0129
I CAN'T REMEMBER THE LAST TIME I FILLED UP
pge.com/cleanair

Planning Ahead: Electric Vehicles
Developing infrastructure
Creates significant load
Currently testing “smart” charging port
A significant investment opportunity

Planning Ahead:
Distributed Generation
Growing rapidly in Northern California
Relatively small percentage of load (~2%)
Opportunity for further investment

Strategic Outlook
Investing in a “smarter” future

Building on our green reputation
Aligning investments
with opportunities for the future

Notes

®
Appendix

Navigation of Key Questions
Do you foresee any change in
your regulatory environment?

What is the impact of the
California economy on PG&E?
What is the outlook for your
General Rate Case?
What is your long-term earnings
growth trajectory?
Slides 10-12

Slides 13,
20-21, 30

Slides 27-28, 33
-34, 43-44

Slide 52
This presentation is not complete without the accompanying statements made by management on March 1, 2010.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com

• Provides energy to approximately 15 million people
• 70,000 square-mile service territory
• Four main operational units:
  Electric and gas distribution
  Electric transmission
  Natural gas transmission
  Electric generation
Pacific Gas and Electric Company
(PG&E)
PG&E SERVICE AREA
 IN CALIFORNIA

2008	2009
Revenues	$14.628 billion	$13.399 billion
Consolidated Net Income	$1.34 billion	$1.22 billion
Assets	$40.860 billion	$42.945 billion

PG&E Financial Highlights

Electric and Gas Distribution
(1) Authorized revenues = operating costs + (rate of return × rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 • Retail electricity and natural gas distribution service (construction, operations and maintenance)
 • Customer services (call centers, meter reading, billing)
 • 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
• $12.4 billion of rate base (2009 wtd. avg.)
Regulation
• California state regulation (CPUC) • Cost of service ratemaking: General Rate Case (1)

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Electric Transmission
Business Scope
• Wholesale electric transmission services (construction, maintenance) • Operation by CA Independent System Operator
Primary Assets
• $3.1 billion of rate base (2009 wtd. avg.)
Regulation
• Federal regulation (FERC) • Cost of service ratemaking: Transmission Owner Rate Case • Revenues vary with system load

Natural Gas Transmission
Business Scope
• Natural gas transportation, storage, parking and lending services • Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
• $1.5 billion of rate base (2009 wtd. avg.)
Regulation
• California state regulation (CPUC) • Incentive ratemaking framework: Gas Transmission & Storage Rate Case • Revenues vary with throughput

Electric Procurement & Owned Generation
Business Scope
• Electricity and ancillary services from owned and controlled resources • Energy procurement program
Primary Assets
 • $2.8 billion of rate base (2009 wtd. avg.)
 • Diablo Canyon Nuclear Power Plant (2,240 MW)
 • Gateway Generating Station (530 MW)
 • Largest privately owned hydro system (3,896 MW)
 • Funded nuclear plant decommissioning trusts of $2.0 billion

Regulation
• California state regulation (CPUC) • Cost of service ratemaking for utility-owned generation: General Rate Case • Pass through of power procurement costs

Humboldt Generating Station
(in construction)
Colusa Generating Station
(in construction)
Conventional Hydroelectric facilities
Gateway Generating Station
Helms Pumped Storage
PG&E Generation in California

(85,629 GWh delivered)

Agricultural &
Other
8%
Industrial
17%
Residential
36%
Commercial
39%

Residential
24%
Commercial
7%
Industrial
69%

2009 Customer Profiles - % of
Sales
Electric Customers
Gas Customers
(822 Bcf delivered)

Owned Generation	Type	Status	Net Capacity (MW)
Hydroelectric Facilities (total)	Hydroelectric Power Houses	On-line	3,896
Diablo Canyon	Nuclear Reactors	On-line	2,240
Gateway Generating Station	Gas Combined Cycle Generators	On-line	530
Humboldt Bay Power Plant	Fossil Fired Steam Boilers	On-line until 2H 2010	135
Humboldt Bay Generating Station	Gas Reciprocating Engines	Operational 2H 2010	163
Colusa Generating Station	Gas Combined Cycle Generators	Operational 2H 2010	657
		Current Total On-line	**6,801**
		Total On-line 2H 2010	**7,486**

DWR 15%
QFs/Renewables 24%
Irrigation Districts 3%
Utility Owned 33%
Other Purchases Power (CAISO purchases, etc.) 25%

Existing Resource Mix
2009 Total Sources of Electric Energy

Bioenergy
3.5%
Geothermal
1.7%
Small Hydro
0.4%
Solar/ Biomass
Hybrid
1.6%
Wind
30.3%
Solar PV
23.7%
Solar Thermal
38.7%

RPS Contracts Signed Since 2002
Over 6,000 MW in RPS Contracts

Process and Fugitive Emissions from Natural Gas System 4.9%
Gas Compressor Stations 1.1%
Transportation 0.4%
Electrical Equipment 0.2%
Facility Gas and Electricity Use 0.2%
Electricity Transmission and Distribution Line Losses 4.2%
Delivered Electricity 88.0%

Greenhouse Gas Emissions
Total 2008 Greenhouse Gas Emissions by
Source Category
(Total 27.1 million metric tons CO2-e (2))
Benchmarking Greenhouse Gas
Emissions for Delivered Electricity
(Pounds of CO2 per MWh)
U.S. Average (1)
1,329
California’s Average 724
2008   641
2007   636
2006 456
2005 489
2004 566
2003 620
(1) Source: U.S. Environmental Protection Agency eGRID 2007
 Version 1.1 (updated December 2008 and based on 2005 data).
(2) PG&E’s emissions rates for delivered electricity were independently verified and registered with the California Climate Action Registry.
 Given that a portion of the electricity that PG&E delivers comes from unspecified generation sources, the company’s total emissions, and associated emissions rates may vary from registered figures.
PG&E (2)

Regulatory Case	Docket #	Expected Decision Date
Nuclear Relicensing	A.10-01-022	TBD
2011 General Rate Case ("GRC")	A.09-12-020	Final decision is requested in Q4 2010
SmartGrid Compressed Energy Storage Demonstration Project	A.09-09-019 D.10-01-025	Final decision approving PG&E's request received on January 21, 2010
Manzana Wind Project	A.09-12-002	Final decision is requested by the end of Q4 2010
Request for New Generation Offers and Potential New Utility-Owned Generation	R.06-02-013 A.09-04-001 A.09-09-021	TBD
Gas Transmission & Storage Rate Case	A.09-09-013	Final decision is requested in Q4 2010
Transmission Owner ("TO") 12 Rate Case	ER09-1521-000	Final decision is requested in Q3 2010
Photovoltaic Program	A.09-02-019	Final decision is requested by Q2 2010
Energy Efficiency Order Instituting Rulemaking Post-2005	R.09-01-019 D.09-12-045	Final decision is requested in 2H 2010
SmartGrid OIR	R.08-12-009 D.09-12-046	Initial policy decision issued in December 2009, timing of subsequent rulemaking proceedings in 2010 and 2011 TBD
Cornerstone Improvement Program	A.08-05-023	Final decision is requested by Q2 2010

Key Regulatory Proceedings

Monthly Values for 2011 Test Year	A	Baa
Oct-09	5.55	6.14
Nov-09	5.64	6.18
Dec-09	5.79	6.26
Jan-10	5.77	6.16
Oct-Jan '10 Average	5.69	6.19
Benchmark (Dec. 08-05-035)	6.02	6.26

Cost of Capital
52% Equity Level · 11.35% ROE · Adjustment Mechanism
• Decided separately from General Rate Case
• Current terms in place until 2013
• Triggers change to ROE if average Moody’s Utility (A or Baa) bond yield index over a 12 month period moves up or down by 100 basis points over benchmarks.
• 12 month period is October through the following September
 (i.e. October 2009 through September 2010).
Mechanism

2011 General Rate Case
Docket # A. 09-12-020
Sets revenue requirements for Gas and Electric Distribution
and Electric Generation businesses for 2011 - 2013
Revenue Requirement Request: $6.7B
 $1.048 billion increase
 $2.7B average capital expenditures per year
Allows for necessary investments in energy infrastructure
to deliver energy safely and reliably to customers
Key capital projects will focus on:
 • replacement of gas and electric systems that are at or near the end of their useful lives
 • replacement of aging generation infrastructure, hydro relicensing requirements
 • replacement of aging fleet, buildings and IT systems

Filing includes a flexible attrition mechanism adjusting for:
 • labor cost adjustments
 • materials and services adjustments
 • capital related adjustments
 • other adjustments, such as changes in franchise, payroll or other taxes
Attrition revenues are currently forecasted to be $275M and
$343M in 2012 and 2013
Items not included in the 2011 GRC:
 • SmartMeterTM and SmartMeterTM Upgrade programs
 • Cornerstone, PV Filing and Manzana
Jan - July*
June - July
August
Nov
Discovery
Hearings
Opening/
Reply Briefs
Proposed
Decision
* Dates are approximate and subject to approval by ALJ
New Rates
in Effect
Jan 1 2011
2011 General Rate Case

Request	Settlement
TO 10	$760.5M	$718M
TO 11	$846M	$776M

Docket # ER09-1521-000
Sets revenue requirements for PG&E’s Electric Transmission
business in 2010-2011
Revenue Requirement Request: $946 million
 $800M Capital Expenditures
Adds additional transmission capacity and performance of
maintenance and replacement work on our substations
improving overall reliability of our system

Final decision expected in Q3 2010
FERC TO12 Filing

2011 Gas Transmission and
Storage Rate Case
Docket # A. 09-09-013
Sets revenue requirements, rates, terms and conditions for PG&E’s
Gas Transmission and Storage services for 2011 - 2014
Revenue Requirement Request: $529M
 $67M Increase
 $235M Capital Expenditures
Allows for upgrades to backbone transmission, local transmission, and storage facilities, and maintenance of equipment
Proposed attrition mechanism similar to General Rate Case
 Attrition revenues are currently forecasted to be $32.4M,
 $30.7M, and 22.6M for 2012, 2013 and 2014
    Final decision requested by Q4 2010

Docket # A. 08-05-023
Sets revenue requirements aimed at improving the reliability of
PG&E’s electric distribution system
Request: $2.0 billion capital spend
Enables installation of new substation transformers, feeders, conductors and other equipment to add capacity and relieve
points of strain
Focuses on improving reliability, while 2011 GRC maintains
current reliability levels

 Hearings completed in 2Q 2009 - Next Step Proposed
 Decision
Cornerstone Improvement Program

Solar PV Program
Docket # A. 09-02-019

Sets revenue requirements to develop and own 250MW of PV
and sign PPAs for an additional 250MW of PV over a five year period
Request: $1.45 billion (all capital) for the Utility-owned 250MW
PD issued on 01/26/2010 proposes:
 • development and installation of up to 250MW Utility owned PV facilities, ranging in capacity from 1MW to 20MW, up to 50MW per year
 • recovery of project costs through performance based pricing resulting from the
 PPA portion of the program, rather than ratebase
 • approval of the 2MW PV pilot constructed at the Vaca-Dixon substation in 2010
Reply comments filed Feb 16, final oral arguments on Feb 24
Next Step: Final Decision

Manzana Wind Project
Docket # A. 09-12-002
Sets revenue requirements to acquire, own, and operate the 189 -
246MW Manzana wind project in the Tehachapi region of Southern
California
Request: $900 million (all capital) at 246MW capacity
Manzana Wind Project would be developed, designed and
constructed by Iberdrola Renewables, Inc.
 • PG&E will make progress payments throughout construction and will take full ownership at completion
 • final size of the project will depend upon permitting requirements, completion of land rights acquisition and turbine supply
 • the proposed wind facility is targeted to be operational as early as
 December 2011
Final decision is requested by the end of Q4 2010

Dynamic Pricing
Docket # A. 09-02-022
Sets revenue requirements to implement peak-day pricing and
time-of-use pricing
Request: $160 million spend in 2008-2010, approximately $110 in capital
In February, CPUC issued revised PD approving $123 million of our request and approving default Peak Day Pricing rates beginning:
 May 1, 2010: large commercial and industrial customers
 February 1, 2011: large agricultural customers
 November 1, 2011: small and medium commercial and industrial
 February 1, 2011: Small agriculture customers will default to Time-of-Use rates
Final decision is expected in Q1 2010
 Phase II costs associated with real-time pricing
 will be filed under 2011 GRC Phase II filing

Carrying Cost Credit Impacts
Estimated Average Deferred Tax Balances and
Carrying Cost Credit Impacts ($MM)
($MM)	2010	2011	2012
Energy Recovery Bond Average Deferred Tax Balance	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(23)	$(14)	$(5)
* Estimated carrying cost credits include only the equity portion and assume a utility equity ratio of 52% and ROE at 11.35%.

ERB Amortization Schedule
($MM)	2010	2011	2012
Annual ERB Amortization	$386	$404	$423
End-of-year ERB balance	$827	$423	$0

Credit Profile
Current Ratings
• Utility Corporate Credit/Issuer: BBB+ (S&P) and A3 (Moody’s) • Utility Senior unsecured debt: BBB+ (S&P) and A3 (Moody’s)
Average Utility Metrics (2010-2012)*
• S&P Business Profile Rating: Excellent • Total Debt to capitalization (EOY): 55.1% • Funds from Operations Cash Interest Coverage: 5.2x • Funds from Operations to Average Total Debt: 21.4%
* Metrics include debt equivalents for long-term power purchase contracts

2008 EPS - Reg G Reconciliation
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with
GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E
Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued
operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2009
EPS on an Earnings from Operations Basis[1]	$3.21
Items Impacting Comparability[2]	
Tax Benefit[3]	0.18
Recovery of hydro divestiture costs[4]	0.07
Accelerated work on gas system[5]	(0.16)
Severance costs[6]	(0.10)
Tax settlement[7]	0.00
EPS on a GAAP Basis	$3.20

2009 EPS - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) For the twelve months ended December 31, 2009, PG&E Corporation recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.
(5) For the twelve months ended December 31, 2009, PG&E Corporation incurred $59 million, after-tax of costs to perform accelerated system-wide natural gas integrity surveys and associated remedial work.
(4) For the twelve months ended December 31, 2009, PG&E Corporation recognized $28 million, after-tax, related to the CPUC's authorization to recover costs previously incurred in connection with the Utility’s hydroelectric generation facilities.
(6) For the twelve months ended December 31, 2009, PG&E Corporation accrued $38 million, after-tax of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.
(7) For the twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National
Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations.

2010	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.35	$3.50
Estimated Items Impacting Comparability[2]	(0.09)	($0.06)
Estimated EPS on a GAAP Basis	$3.26	$3.44

2011	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.65	$3.85
Estimated Items Impacting Comparability	0.00	0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

EPS Guidance - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

(2) Expenses related to the California Taxpayers' Right to Vote Act.

®
Officer Biographies

Peter A. Darbee is Chairman of the Board, Chief Executive Officer and President of PG&E Corporation.
Since becoming CEO in 2005, Darbee has spearheaded major new initiatives to establish PG&E as an industry front-runner in customer satisfaction, operational excellence and environmental leadership.

With a record of success in both competitive and regulated businesses, Darbee joined PG&E
Corporation in 1999 as Senior Vice President and Chief Financial Officer.

Before joining PG&E, Darbee was Vice President and Chief Financial Officer of Advanced Fibre
Communications, Inc. Prior to that, he was CFO and Controller at Pacific Bell. Earlier, as an investment banker with Goldman Sachs, he was Vice President and co-head of the company’s energy and telecommunications group. He also held positions at Salomon Brothers and AT&T.

Darbee earned his bachelor’s degree in economics from Dartmouth College and an M.B.A. from the
Amos Tuck School of Business at Dartmouth. He has also successfully completed the Nuclear Reactor
Technology Program at the Massachusetts Institute of Technology.

Darbee has become one of the industry’s most active leaders on the issues of climate change, energy efficiency, renewable energy, the “smart grid” and other aspects of energy and environmental policy.

Darbee also is active in numerous civic and community organizations at the national and state levels, including The Business Council, the California Business Roundtable, the California Commission for Jobs
and Economic Growth, the San Francisco Committee on JOBS, and the San Francisco Symphony Board
of Governors.
PETER A. DARBEE
Chairman of the Board, Chief Executive Officer and President
PG&E Corporation

Christopher P. Johns is President of Pacific Gas and Electric Company and a member of the
Utility’s Board of Directors.

Johns joined Pacific Gas and Electric Company in 1996 as Vice President and Controller. Johns
was named Senior Vice President and Controller of PG&E Corporation in September 2001 and
elected Chief Financial Officer in January 2005. He was named President of Pacific Gas and
Electric Company in August 2009.
Before joining PG&E Corporation, Johns was a partner in KPMG Peat Marwick LLP.

Johns earned a bachelor’s degree in accounting from the University of Notre Dame. He has also completed the Nuclear Reactor Technology Program at the Massachusetts Institute of
Technology. Johns is a Certified Public Accountant in the states of California and Florida. He also serves as a member of the board for the California Chamber of Commerce, and he is a member of the Board of Trustees for the San Francisco Ballet.
CHRISTOPHER P. JOHNS
President
Pacific Gas and Electric Company

KENT M. HARVEY
Senior Vice President and Chief Financial Officer, PG&E Corporation
Senior Vice President, Financial Services, Pacific Gas and Electric Company
Kent M. Harvey is Senior Vice President and Chief Financial Officer for PG&E Corporation.
Harvey oversees the financial activities of the $40 billion company, including accounting, treasury, tax, risk, business and financial planning, and investor relations.
Harvey began his career at PG&E in 1982. He has served the company in many different capacities, including as Director of Financial Analysis; Director of Investor Relations;
Corporate Secretary; Vice President and Treasurer; and Senior Vice President, Chief
Financial Officer and Treasurer of Pacific Gas and Electric Company. In 2005, Harvey became
Senior Vice President and Chief Risk and Audit Officer for PG&E Corporation. He assumed his current position in August 2009.
Harvey holds a bachelor’s degree in economics and a master’s degree in engineering -
economic systems, both from Stanford University. He serves as trustee of the American
Conservatory Theater and director of the North Bay Leadership Council.

TOM BOTTORFF
Senior Vice President, Regulatory Relations
Pacific Gas and Electric Company
Tom Bottorff is Senior Vice President, Regulatory Relations, at Pacific Gas and Electric
Company. Bottorff is responsible for developing, coordinating and managing policy with state and federal regulatory agencies, including the California Public Utilities Commission (CPUC), the
California Energy Commission (CEC) and the Federal Energy Regulatory Commission (FERC).
He also is responsible for developing and filing rate proposals with the CPUC, and for oversight of the company’s gas and electric tariffs. Bottorff joined PG&E in 1982 and has served in a number of regulatory, rates and customer service areas prior to his current assignment.
Before joining the utility, Bottorff was a power supply analyst for the Nuclear Regulatory
Commission in Washington, D.C. He has also developed and built over 25 new homes in
Northern California. Bottorff received a Bachelor of Science degree in electrical engineering from the University of California, Berkeley, and a Master of Science degree in engineering economic systems from Stanford University. He holds both general building and engineering contractor licenses in the state of California.
Bottorff also serves on the board of directors of the Silicon Valley Leadership Group.

Helen Burt is Senior Vice President and Chief Customer Officer for Pacific Gas and Electric
Company.
An acknowledged expert in the utility industry, Burt is responsible for leading marketing, product development, sales and services, as well as all meter-to-cash operations, call centers, and field gas and electric service at PG&E. She also leads a $2.0 billion SmartMeter™ deployment as well as an extensive energy efficiency, solar, and demand response portfolio. Prior to joining PG&E,
Burt served as Vice President for TXU Energy.
As an accomplished and visionary business leader, Burt is a sought-after speaker on customer service, marketing and quality assurance programs, both nationally and internationally. She has been a selected lecturer at the International Energy Marketing Forum, at the State of Victoria
Quality Council conferences in Melbourne, Australia, and at various venues within the United
States.
Burt was recently named to the 100 Most Influential Women in the Bay Area by the San Francisco
Business Times for the third year in a row. She is a member of the Board of Directors for The
Commonwealth Club, the Retail Energy Services Executive Advisory Committee for the Edison
Electric Institute, the Green California Advisory Board, the Board of Directors for the Electric Drive
Transportation Association, the Board of Directors for the Global Energy Efficiency Forum and is a
working member of the Executive Women in Energy Forum. Burt also works closely with the
Alliance to Save Energy Board of Directors.
As a new resident of the Bay Area, Burt is just beginning to become a part of the region’s many philanthropic and community-related endeavors. Prior to coming to California, she spent several years working with a variety of Texas community organizations including United Way and Rotary
Club. Burt also held board positions with the Girl Scouts and Boy Scouts of America and various
Chambers of Commerce.
HELEN BURT
Senior Vice President and Chief Customer Officer
Pacific Gas and Electric Company

FONG WAN
Senior Vice President, Energy Procurement
Pacific Gas and Electric Company
Fong Wan is Senior Vice President, Energy Procurement, for Pacific Gas and Electric
Company, and is responsible for gas and electric supply planning and policies, wholesale market design, quantitative analysis, power plant development, commodity procurement and settlements.

Wan joined Pacific Gas and Electric Company in 1988 as a financial analyst and spent six years in the Financial Planning and Analysis organization. He served as director in the Gas Supply and Electric Transmission business units before moving in 1997 to PG&E Energy Trading, an unregulated subsidiary of PG&E Corporation, where he served as Vice President, Structured
Transactions.
In 2000, Wan moved to PG&E Corporation and served for four years as Vice President, Risk
Initiatives. He was named Vice President, Power Contracts and Electric Resource Development
at Pacific Gas and Electric Company in 2004 and Vice President, Energy Procurement in
January 2006. He was promoted to his current position in 2008.

Wan has a Bachelor of Science in chemical engineering from Columbia University and a Master of Business Administration from the University of Michigan.

GABRIEL B. TOGNERI
Vice President, Investor Relations
PG&E Corporation
Gabriel B. Togneri is Vice President, Investor Relations for PG&E Corporation. With more than 25 years of experience in energy and finance, Togneri is responsible for providing the investment community with information about the corporation and its operational and financial performance.
Togneri joined Pacific Gas and Electric Company, the corporation’s utility unit, in 1977 and has held positions of increasing responsibility in sales forecasting, financial planning, cash management and financings. He was named assistant treasurer in 1994 and joined PG&E
Corporation in 1997. He assumed his current position as vice president, Investor Relations in
2000.
Togneri received a bachelor’s degree in mathematics from the University of California, Davis and holds master’s degrees in statistics, operations research and business administration from the
University of California, Berkeley. He is an elder in the Moraga Valley Presbyterian Church and a member of the board of directors of both the National Investor Relations Institute’s San Francisco
Chapter and the Lindsay Wildlife Museum.

Notes